    As filed with the Securities and Exchange Commission on March 26, 1996
                                                       REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ---------------
                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
         DELAWARE                            7011                  53-0085950
(STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL   (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)    IDENTIFICATION
                                                                     NUMBER)



                              10400 FERNWOOD ROAD
                         BETHESDA, MARYLAND 20817-1109
                                (301) 380-9000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         CHRISTOPHER G. TOWNSEND, ESQ.
                              10400 FERNWOOD ROAD
                         BETHESDA, MARYLAND 20817-1109
                                (301) 380-9000
             (NAME, ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                   PLEASE SEND COPIES OF COMMUNICATIONS TO:
      BRUCE E. ROSENBLUM, ESQ.             NICHOLAS P. SAGGESE, ESQ.
          LATHAM & WATKINS           SKADDEN, ARPS, SLATE, MEAGHER & FLOM
   1001 PENNSYLVANIA AVENUE, N.W.,    300 SOUTH GRAND AVENUE, SUITE 3400
             SUITE 1300                      LOS ANGELES, CA 90071
     WASHINGTON, D.C. 20004-2505                (213) 687-5000
           (202) 637-2200
                               ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As promptly as practicable after the effective date of this Registration Statement.
  If the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-00147
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
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
                                        PROPOSED       PROPOSED
 TITLE OF EACH CLASS OF     AMOUNT      MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES TO BE        TO BE    OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED         REGISTERED  PER SHARE(1)  OFFERING PRICE  FEE(1)(2)
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
Common Stock, $1.00 par
 value per share......... 2,875,000      $12.75       $36,656,250   $12,640.09
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Series A Junior Partici-
 pating Preferred Stock
 Purchase Rights ("Com-
 pany Rights")(3)........     *            *              *             *

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*  Not applicable.
(1) Amount based on average market price as of March 20, 1996 as required by Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act").
(2) Amount calculated pursuant to Section 6(b) under the Securities Act.
(3) The Company Rights are initially carried and traded with the Company Common Stock. The value attributable to the Company Rights, if any, is reflected in the value of the Company Common Stock.
                               ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

  INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO. 333-00147

  Host Marriott Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-00147) declared effective on March 26, 1996 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                 SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BETHESDA, STATE OF MARYLAND, ON MARCH 26, 1996.


                                          Host Marriott Corporation

                                                /s/ Robert E. Parsons, Jr.
                                          By___________________________________
                                                  ROBERT E. PARSONS, JR.
                                            Executive Vice President and Chief
                                                     Financial Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                         TITLE                DATE

        /s/ Terence C. Golden           President, Chief        March 26, 1996
-------------------------------------    Executive Officer
          TERENCE C. GOLDEN              (Principal Executive
                                         Officer) and Director

     /s/ Robert E. Parsons, Jr.         Executive Vice          March 26, 1996
-------------------------------------    President and Chief
       ROBERT E. PARSONS, JR.            Financial Officer
                                         (Principal Financial
                                         Officer)

        /s/ Donald D. Olinger           Vice President and      March 26, 1996
-------------------------------------    Corporate Controller
          DONALD D. OLINGER              (Principal Accounting
                                         Officer)

       /s/ Richard E. Marriott          Chairman of the         March 26, 1996
-------------------------------------    Board of Directors
         RICHARD E. MARRIOTT

        /s/ R. Theodore Ammon           Director                March 26, 1996
-------------------------------------
          R. THEODORE AMMON

       /s/ J.W. Marriott, Jr.           Director                March 26, 1996
-------------------------------------
         J.W. MARRIOTT, JR.

       /s/ Ann Dore McLaughlin          Director                March 26, 1996
-------------------------------------
         ANN DORE MCLAUGHLIN

        /s/ Harry L. Vincent            Director                March 26, 1996
-------------------------------------
          HARRY L. VINCENT

                                 EXHIBIT INDEX

 EXHIBIT                                                              PAGE
 NUMBER  DESCRIPTION                                                  NO.
 ------- -----------                                                  ----
 * 5     Opinion of Christopher G. Townsend, Esq. as to legality of securities being registered.

 *23.1   Consent of Arthur Andersen LLP

 *23.2   Consent of KPMG Peat Marwick LLP

 *23.3   Consent of Ernst & Young LLP

 *23.4 Consent of Christopher G. Townsend, Esq. (included in his opinion filed as Exhibit 5).

--------
 * Filed herewith.